SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                Date of Event Requiring Report: September 10, 2002

                                TELCO BLUE, INC.
                    (Formerly known as Wave Power.net, Inc.)
          -------------------------------------------------------------
        (Exact Name of Small Business Issuer as specified in its charter)


                  Delaware                              43-1798970
         --------------------                    --------------------------
         (State of Incorporation)                (IRS Employer File Number)

    388 Market Street, Suite 500, San Francisco, CA 94111, Tel. 604-628-5278
    ------------------------------------------------------------------------
                             Thomas F. Pierson, Esq.
                       -----------------------------------
                           (Name of agent for service)

                                 (303) 404-9904
    ------------------------------------------------------------
   (Telephone number, including area code, of agent for service)


ITEM 1.  CHANGES IN CONTROL OF REGISTRANT

See response to Item 2, Disposition of Assets.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

On August 7, 2002, Wave Power.net, Inc. ("the Company"), entered into a conditional Agreement and Plan of Reorganization
("Agreement") with Better Call Home, Inc. ("BCH"), a Nevada corporation.

As set forth in the Agreement, which is attached hereto as Exhibit "10.1", the Company and BCH desire to effect a Type B reorganization under Section 368(a)(1)(B) of the Internal Revenue Code of 1986, as amended, on the terms and conditions set forth below, whereby the Company will acquire all of the issued


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and  outstanding  shares of BCH's  common  stock by issuing  solely in  exchange therefore to BCH's shareholders, pro-rata, the Sixteen Million Restricted Common Shares (16,000,000) (the "Shares") after a 1:5 reverse split of the shares.

Prior to reorganization, the Company's authorized capitalization presently consists of 75,000,000 shares of capital stock, .001 par value, of which as of June 30, 2002, 20,065,000 pre-reverse split shares were issued and outstanding and 9,987,400 post- reverse split common shares have been reserved for future issuance based upon consummation of the Agreement, expenses advanced and certain specified contingencies. Upon payment of all reserved shares, management shares (minimum) and shares issued pursuant to this Agreement there will be 30,000,000 common stock shares issued and outstanding. All issued and outstanding shares have been duly authorized, validly issued and fully paid and non-assessable and the Company's Common Shares to be issued and delivered on the Closing Date to the BCH Shareholders pursuant to the Agreement will be, when so delivered, duly authorized and validly issued and subject to no preemptive rights of any Shareholder.

On August 29, 2002, the Company effectuated its 1:5 reverse split and changed its name from Wave Power.net, Inc. to Telco Blue, Inc.

On September 10, 2002, the parties herein complied with the terms and conditions as set forth in the aforementioned August 7, 2002 Agreement and Plan of Reorganization and consummated their transaction.

DESCRIPTION OF THE BUSINESS

Equipped with the latest in Voice over Internet Protocol (VoIP) technology, Better Call Home products and services enable customers to make low-cost, high quality phone calls over the Internet using their personal computers or traditional telephones. The Company's International PC-Phone Calling Cards are targeted at specific ethnic markets throughout North America and offer the lowest long distance rates available today.

In 2001, Better Call Home's licensed VoIP technology won several industry awards including TMC Labs "2001 Innovation Award", Internet Telephony's "Editor's Choice Award" and both Consumer Inter@action Solution's and Internet Telephony's "Product of the Year" Awards.

Better Call Home's pre-paid International PC-Phone Calling Cards are delivered as a CD business card which can be used from any phone or Internet connected PC in North America. To ensure the lowest long distance rate possible, each calling

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card is city  specific.  For example,  customers can purchase a card with a city specific dial-up number (such as to Manila or to Hong Kong) that guarantees the lowest long distance rate available for calling that particular city. This approach is very direct, very targeted and very specific - allowing Better Call Home to deliver the lowest rates.

Using the pre-paid International PC-Phone Calling Card, Better Call Home customers can 'call home' over the Internet in three ways:

Phone-to-Phone:
Customers  first call a toll-free 800 number and then enter their unique user ID
(PIN). Better Call Home, as the VoIP provider, routes the call over the Internet to the receiver's calling area where a local call is placed.

PC-to-Phone:
Customers can also call home using a multimedia PC with a headset or microphone and Internet connection. Once the PC-Phone Calling Card is placed in the CD drive, a Java-based calling interface automatically loads allowing customers to access their account without the need to install any software. Customers simply enter their unique user ID (PIN) and wait to be connected. This option should be attractive to the large number of Asian students attending North American universities and colleges with PC access.

PC-to-PC:
PC-to-PC calls work much in the same way as PC-to-Phone calls, except for the main difference that the receiver is also answering using a multimedia PC, headset/microphone and Internet connection. Given that Asian consumers tend to spend more on wireless services and the Internet than the average subscriber, the PC-to-Phone and PC-to-PC methods of calling home should prove attractive to this market.

Business Focus
--------------

Better Call Home's core focus is to provide the lowest, long distance calling services using its VoIP technology to select ethnic groups throughout North America. Better Call Home will begin by targeting two main ethnic groups with heavy long- distance telephone usage:

Chinese North Americans
-----------------------
In the United States, there are 2.4 million Chinese people - more than any other Asian group. The younger generations are more educated than the average, with professional careers and higher disposable income. The Chinese market tends to be practical and price sensitive. The most affluent are highly brand conscious (source: Admerasia).

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Filipino North Americans
------------------------
Filipinos are known as "the most Western of Asians" and represent the second largest Asian American population with more than a third living in California. This ethnic group has a greater than 75% participation rate in the labor force, the highest percentage among Asian Americans. Most speak Taglish, a blend of their native Tagalog and English (source: Admerasia).

Better Call Home will begin by offering city specific callings cards to target customers. As Better Call Home expands its market reach through direct sales representative and resellers, additional ethnic markets will include: Hispanic, Japanese, South Asian, Vietnamese and Korean.

Industry Overview:

It is estimated that the international long distance market will carry 188 billion minutes of traffic by 2003 up from 107 million in 1999 (source:
TeleGeography). Despite the size of this market and the large number of call minutes, traditional international long distance calls are still relatively expensive for the consumer. As a result, VoIP has advanced rapidly and is attracting more and more users because it offers tremendous cost savings relative to public switched telephone networks.

Reducing long distance telephone costs is a good reason for using the services of a VoIP provider such as Better Call Home. Initially, the growth of Internet telephony was limited due to poor sound quality attributable to delays in packet transmission and network capacity constraints. However, recent improvements in packet-switching technology, new software and improved hardware have substantially reduced delays in packet transmissions. In addition, network capacity constraints have been alleviated through the use of private networks to transmit calls. Finally, lower cost Internet access technologies, such as high-speed modems, are addressing local Internet access issues.

As a result, it is clear that a market for VoIP technology exists and that there is an opportunity for Better Call Home to bring its products to market and for consumers to realize significant cost savings.

Technology - How Long Distance Calling Works using VoIP:

VoIP works by taking the audio signal of telephone calls and translating it into digital data packets - a process called packet-switching. The packets are then transmitted over the Internet in the same way as email. These digital packets are then reassembled back onto analog audio streams at the call's destination.

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From a consumer perspective, customers use a telephone or Internet enabled PC to dial a toll-free telephone number. The call goes through the local telephone company to the VoIP provider. This is a local call. The call then goes over the Internet to the receiver's calling area where a local call is placed (by the VoIP provider) to complete the connection. Doing this circumvents the long distance company and eliminates long distance charges.

In contrast, traditional international long distance calls are made using a technology called circuit-switching that carries calls over international voice telephone networks. These networks are typically owned by carriers who require payments for their use. Circuit-switching requires an open, dedicated connection between the caller and the recipient for the duration of the call. As a result, circuit switching technology is less efficient than packet-switching technology, which allows data packets representing multiple conversations to be carried over the same line. This greater efficiency creates network cost savings that can be passed on to the consumer in the form of lower long distance rates.

Better Call Home VoIP Process works as follows:

         - Calls are initiated from Better Call Home customer connecting to Better Call Home server. Then, the Better Call Home server sets up a call between customer and VoIP gateway whereby Voice is packetized at the gateway at the sender's end; these are transported over the Internet and depacketized at the gateway at the receiver's end. The depacketized voice signal is sent to the receiver over the PSTN (public switched telephone network).

Competition
-----------

Two main  competitors  in the long  distance  VoIP  provider  market are Dialpad
Communications, Inc. based in Santa Clara, CA and publicly traded Net2Phone based in Newark, NJ (NASDAQ: NTOP). Both Dialpad and Net2Phone offer PC-to-Phone and Phone-to-Phone long distance calling services to consumers and businesses worldwide.

Due to the combination of decreasing equipment and network costs, and the efficiency in new VoIP compression technologies into less bandwidth, Better Call Home is well equipped to compete with these two companies. By following a more targeted marketing approach and using more efficient technology, Better Call Home will compete on a price point basis, offering cheaper long distance rates than both Dialpad and Net2Phone.

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

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table contains information regarding the shareholdings of 's current directors and executive officers and those persons or entities who beneficially own more than 5% of the Company's outstanding Common Stock as of August 29, 2002:

NAME                   AMOUNT OF COMMON STOCK          PERCENT OF COMMON STOCK
                        BENEFICIALLY OWNED(1)             BENEFICIALLY OWNED
--------------------------------------------------------------------------------
1. Vocalscape
Networks, Inc.(2)            2,800,000                           14%
2. Brian Fisher(3)           1,300,000                            6%

(1) Out of 20,065,000 common stock shares.
(2) Vocalscape Networks, Inc., a British Columbia corporation.
(3) Brian Fisher was the President and Director of Wave Power.net, Inc. He voluntarily resigned on September 10, 2002.

Employees
---------

In addition to the Officers and Directors, we do not presently have paid employees. We plan to hire employees when practical.

Facilities
----------

The company presently offices at no charge at: 388 Market Street, Suite 500, San Francisco, CA 94111; 604-628-5278 (Phone), 303-404-9908 (Facsimile).


MANAGEMENT

The current management team consists of:

Lorne Reicher, President. Mr. Reicher brings 20 years of executive management experience to BetterCallHome, Inc. His background in franchising, merchandising, distribution and marketing make Mr. Reicher ideally suited to his role at BetterCallHome, Inc. As President, Mr. Reicher will provide strategy and leadership skills required to further develop the Company's business. The Presidents's duties include the development, implementation and management of the Company's operational, marketing and financial plan.

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

Most recently, Mr.Reicher was Vice President, Operations, at eduverse.com Accelerated Learning Systems (Canada), Inc., an online eLearning portal whose customers included the Ministries of Education for China, Malaysia, Columbia, Thailand and USA., and whose partners included the some of the worlds largest Internet Portals, Infoseek and Sina.com. Mr. Reicher was responsible for the day-to-day operations of eduverse.com including office, administration, internal communication and delivery of services.

Mr. Reicher's retail experience provided leadership to Hartco Enterprises Inc., Canada's largest Computer Franchisor. As Franchise Director, Western Region, Mr. Reicher was responsible for developing, implementing and maintaining a nation-wide training program that assisted in increasing revenues by over 30% at each of the participating locations. Mr. Reicher also designed and implemented national promotions with companies such as Nintendo, Sony, Electronic Arts and Rogers.

From June 1985 to June 1991, Mr. Reicher was founding partner and General Manager of The Penny Group, Western Canada's first and largest Computer Resellers Association. The Penny Group negotiated special purchasing agreements with the largest suppliers and manufacturers in the industry to allow independent resellers to compete against national chains. After 4 years of profitable operations, Mr. Reicher sold his interest in the Penny Group for 7 times his initial investment.

Mr. Reicher started in the computer and high tech industry in 1976 where he designed and implemented an image based marketing campaign to increase awareness and service which effectively increased Wizard Computer Systems' sales by over 500% in 3 years.

Corporate Officers
------------------

Lorne Reicher: President, Director, is 46 years old. Biographical information on Mr. Reicher can be found in the Management section set forth above herein.

Ron McIntyre: Vice-President is age 54. In 1992, Mr. McIntyre served on the Board of Directors of Richmond Software ("The Maximizer") until the company's merger with Modatech (NASDAQ). In 1989, Mr. McIntyre joined Consumers Software Inc. as Director of Sales & Marketing and was instrumental in increasing software sales by more than 500% until the company was acquired by Microsoft on April 8, 1991.

Initially recruited by Aimtronics Corporation (AGT:TSE/AMEX) as Vice President, Sales & Marketing, on May 18, 1998, Mr. McIntyre had responsibility for the development, implementation and management of a strategic sales and marketing


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

plan. Over the ensuing three years, Canadian revenues increased from $39 million to $57 million in 1999, to $105 million in 2000, and to $154 million in 2001. Included in the awards received by Aimtronics are Deloitte & Touche Canada's "50 Fastest Growing High-Tech Companies" and a ranking of 304th on Deloitte & Touche's "Fast 500" for North America. During Mr. McIntyre's tenure with Aimtronics, he assumed the roles of Director of IT and interim Vice President of Operations.

Dan Motsinger, Director, age 49, is a graduate of Surry Community College, North Carolina. He has been a businessman in the private sector for the past 20 years and was an officer and director for Sattel Global Networks, Inc., now Urbani Holdings, Inc., a publically trading company on the Over The Counter Bulletin Board stock exchange.

Dominic Martinez, Secretary and director, age 31, is a resident of Florence, Colorado. After graduating from high school, Mr. Martinez attended the University of Southern Colorado as a full time student, working summers. Upon graduation from the university (1994), he worked at the Dayton-Hudson Corp. in the assets protection department. This work experience influenced his choice to accept his next position as a Clinical Therapist at a local hospital. Taking advantage of a business opportunity in the year 2000, he assumed a business consulting position for Starr Consulting, Inc.

Employee Agreements
-------------------

We do not have an employment agreement with Lorne Reicher, Ron McIntyre or any other Officer, or Director.

Stock Options
-------------

There are currently no stock option plans.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP

      Not applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT

      Not applicable

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

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS

On September 10, 2002 as condition of the Plan of Reorganization, Brian Fisher voluntarily resigned as the President and director of Wave Power.net, Inc. Simultaneous with this resignation, Lorne Reicher was appointed as President and as a director.

Item 7.  FINANCIAL STATEMENTS

         (a)      Financial Statements of Wave Power.net, Inc.

                  Filed herewith are the unaudited financial statements prepared by the Company's current auditors, Malone & Bailey, PLLC, up and through June 30, 2002. The audited financial statements for the year ended 2001 are being filed herewith without the consent of the company's former auditors, Samuel Klein and Company. On receipt of the consent of Samuel Klein and Company, an amended 8-K will be filed, if required.

         (b)      Audited Financial Statements for Better Call Home, Inc.

                  Filed herewith by Klompas & Rothwell, Chartered Accountants, Vancouver, British Columbia, Canada are audited financial statements for Better Call Home, Inc. dated September 6, 2002.

         (e)      Pro Forma Financial Information.

                  The pro forma financial information required to be filed as part of this Current Report on Form 8-K will be filed no later than 75 days from the date of the merger as an amendment to this Report.

         (e)      Exhibits:
                  *3.1 Articles of  Incorporation  of Better Call Home, Inc., as
                        amended.

                  *3.2 By-Laws of Better Call Home, Inc.

                  10.1 Agreement and Plan of Reorganization dated as of August 29, 2002 by and between Wave Power.net, Inc. and Better Call Home, Inc., a Nevada corporation based in Vancouver, British Columbia, Canada.

                  23.1 Letter of Consent from Malone & Bailey, PLLC.






* To be filed by amendment, if required.

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


                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized this 23rd day of September, 2002.


         By /s/Lorne Reicher
               Lorne Reicher, President,
               Director


                                       10


                       Consent of Independent Auditors
                       -------------------------------


Board of Directors
Telco Blue, Inc.
Broomfield, Colorado

     We hereby consent to the inclusion in this Form 8-K of our report dated June 30, 2002 relating to the financial statements of Telco Blue, Inc. appearing in the Company's Form 10-KSB for the year ended December 31, 2001.



September 23, 2002

/s/Malone & Bailey, PLLC
------------------------
   Malone & Bailey, PLLC
   www.malone-bailey.com
   Houston, Texas